UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

July 27, 2023

Date of Report (Date of earliest event reported)

ASSERTIO HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39294	85-0598378
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

100 South Saunders Rd., Suite 300

Lake Forest, IL 60045

(Address of principal executive offices) (Zip Code)

(224) 419-7106

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	ASRT	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously announced, on April 24, 2023, Assertio Holdings, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, Spade Merger Sub 1, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub”), and Spectrum Pharmaceuticals, Inc., a Delaware corporation (“Spectrum”).

On July 27, 2023, the Company held a virtual special meeting of its stockholders (the “Special Meeting”) to vote on the proposals identified in the Company’s definitive joint proxy statement/prospectus initially filed with the Securities and Exchange Commission on June 2, 2023, and declared effective on June 15, 2023, and mailed to the Company’s stockholders on June 15, 2023. The stockholders approved all proposals.

On July 31, 2023, the Company completed the previously announced acquisition of Spectrum pursuant to the Merger Agreement. Under the Merger Agreement, Merger Sub merged with and into Spectrum (the “Merger”), with Spectrum surviving such Merger as a wholly owned subsidiary of the Company. The Merger became effective on July 31, 2023 upon the filing of the Certificate of Merger with the Secretary of the State of Delaware (the time of such filing, the “Effective Time”). Additionally, on July 31, 2023, in connection with the Merger Agreement, Assertio and Computershare Trust Company, N.A., as rights agent, entered into a contingent value right (“CVR”) agreement, pursuant to which each holder of (i) common stock, par value $0.001 per share, of Spectrum (“Spectrum Common Stock”) (other than holders of Common Stock (x) that was canceled in accordance with the terms of the Merger Agreement or (y) who properly exercised appraisal rights under Delaware law) and (ii) Spectrum restricted stock units ("Spectrum RSUs"), certain stock appreciation rights (“Spectrum SARs”), certain options to purchase Spectrum Common Stock (“Spectrum Stock Options”) and warrants to purchase Spectrum Common Stock (“Spectrum Warrants”), were entitled to one CVR. Each CVR entitled the holder thereof to receive contingent payments of cash or common stock, par value $0.0001 per share, of the Company (“Company Common Stock”) upon the achievement of certain milestones.

The following events took place in connection with the completion of the Merger.

Item 2.01 Completion of Acquisition or Disposition of Assets

The information included in the Introductory Note is incorporated herein by reference into this Item 2.01.

Merger Consideration

Under the Merger Agreement, at the Effective Time, each share of Spectrum Common Stock issued and outstanding immediately prior to the Effective Time (other than (i) treasury shares, (ii) any shares of Spectrum Common Stock held directly by the Company or Merger Sub and (iii) shares of Spectrum Common Stock held by any holder who properly demanded appraisal of such shares in compliance with Section 262 of the Delaware General Corporation Law) was converted into the right to receive (A) 0.1783 (the “Exchange Ratio”) of a fully paid and non-assessable share of Company Common Stock and, if applicable, cash in lieu of fractional shares, subject to any applicable withholding (the “Upfront Consideration”), and (B) one CVR representing a contractual right to receive future conditional payments worth up to an aggregate maximum amount of $0.20, settleable in cash, additional shares of common stock of the Company or a combination of cash and additional shares of common stock of the Company, at the Company’s sole discretion (and subject, in each case, to deduction for any required withholding taxes), upon the achievement of certain sales milestones related to Spectrum’s product ROLVEDON® (collectively, with the Upfront Consideration, the “Merger Consideration”).

At the Effective Time, each Spectrum Stock Option (other than an option under Spectrum’s employee stock purchase plan) to purchase Spectrum Common Stock granted under any of Spectrum’s equity incentive plans, that was outstanding immediately prior to the Effective Time became vested (if unvested) and was automatically and without any required action on the part of the holder or Spectrum, cancelled and treated as follows:

●	With respect to any Spectrum Stock Options with an exercise price per share less than the value of the Upfront Consideration, such Spectrum Stock Options were converted into the right to receive (i) a number of shares of Company Common Stock, subject to certain exceptions with respect to fractional shares and any applicable withholdings, that is equal to the quotient of (A) the product of (x) the total number of shares of Spectrum Common Stock underlying the Spectrum Stock Option multiplied by (y) the excess, if any, of the value of the Upfront Consideration over the exercise price of such Spectrum Stock Option, divided by (B) the average of the daily volume-weighted average price per share of Company Common Stock calculated based on the ten (10) consecutive trading days ending two trading days prior to the date of the Merger Agreement and (ii) a number of CVRs equal to the number of shares of Spectrum Common Stock underlying such Spectrum Stock Option.

●	With respect to any Spectrum Stock Options with an exercise per share equal to or greater than the value of the Upfront Consideration and less than the sum of the Upfront Consideration and the maximum amount payable under a CVR (each, a “Contingent In-the-Money Stock Option”), such Contingent In-the-Money Stock Options were converted into the right to receive a number of CVRs equal the number of shares of Spectrum Common Stock underlying such Spectrum Stock Option; provided, however, that the payment, if any, under each CVR was reduced by the amount by which the exercise price per share exceeds the value of the Upfront Consideration; provided, further that, for the avoidance of doubt, such Contingent In-the-Money Stock Option shall not entitle the holder thereof to receive any shares of Company Common Stock, cash or other consideration in connection with the Effective Time.

●	With respect to any Spectrum Stock Options with an exercise price per share equal to or greater than the value of the Merger Consideration (each, an “Underwater Spectrum Stock Option”), the holder of such Underwater Spectrum Stock Options received no consideration and, effective as of immediately prior to the Effective Time, shall have no further rights thereto.

At the Effective Time, each Spectrum RSU with respect to Spectrum Common Stock granted under Spectrum’s equity incentive plans, whether vested or unvested, that was outstanding immediately prior to the Effective Time became fully vested, and the holder of such Spectrum RSUs automatically and without any required action on the part of the holder thereof or Spectrum received the Merger Consideration.

At the Effective Time, each unvested restricted Spectrum Common Stock granted under Spectrum’s equity incentive plans that was outstanding immediately prior to the Effective Time automatically and without any required action on the part of the holder thereof or Spectrum, became fully vested and is now treated like all other shares of Spectrum Common Stock.

At the Effective Time, each Spectrum SAR granted under Spectrum equity incentive plans that was outstanding as of immediately prior to the Effective Time, became vested (if unvested) and was automatically, and without any required action on the part of the holder or Spectrum, cancelled and treated as follows:

●	With respect to any Spectrum SARs with an exercise price per share less than the value of the Upfront Consideration (each such Spectrum SAR, an “In-the-Money SAR”), such In-the-Money SARs were converted into the right to receive (i) a number of shares of Company Common Stock, subject to certain terms with respect to fractional shares and any required withholding of taxes pursuant as described further in the Merger Agreement, that was equal to the quotient of (A) the product of (x) the total number of shares of Spectrum Common Stock underlying the Spectrum SAR multiplied by (y) the excess, if any, of the value of the Upfront Consideration over the exercise price of such Spectrum SAR, divided by (B) the average of the daily volume-weighted average price per share of Company Common Stock calculated based on the ten (10) consecutive trading days ending two trading days prior to the date of the Merger Agreement and (ii) a number of CVRs equal to the number of shares of Spectrum Common Stock underlying such Spectrum SAR.

●	With respect to any Spectrum SARs with an exercise price per share equal to or greater than the value of the Upfront Consideration and less than the sum of the Upfront Consideration and the maximum amount payable under a CVR (each, a “Contingent In-the-Money SAR”), such Contingent In-the-Money SARs were converted into the right to receive a number of CVRs equal the number of shares of Spectrum Common Stock underlying such Spectrum SAR; provided, however, that the payment, if any, under each CVR shall was reduced by the amount by which the exercise price per share exceeded the value of the Upfront Consideration; provided, further that, for the avoidance of doubt, such Contingent In-the-Money SAR shall not entitle the holder thereof to receive any shares of Company Common Stock, cash or other consideration in connection with the Effective Time.

●	With respect to any Spectrum SAR with an exercise price per share equal to or greater than the value of the Merger Consideration (each, an “Underwater Spectrum SAR”), the holder of such Underwater Spectrum SARs received no consideration and, effective as of immediately prior to the Effective Time, shall have no further rights thereto.

At the Effective Time, upon the election of the holder of each Spectrum Warrant, under that certain Warrant to Purchase Stock, dated as of September 21, 2022, by and between Spectrum and SLR Investment Corp., a Maryland corporation, that was outstanding immediately prior to the Effective Time were cancelled and, in exchange therefor, Spectrum shall pay to each former holder of any such cancelled Spectrum Warrant as soon as practicable following the Effective Time (i) a number of shares of Company Common Stock equal to the (A) product of (x) the excess of $1.10 over the exercise price per Spectrum Common Stock under such Spectrum Warrant, and (y) the number of shares of Spectrum Common Stock subject to such Spectrum Warrant, multiplied by (B) the Exchange Ratio, and (ii) one CVR for Spectrum Common Stock underlying such Spectrum Warrant, in each case, without interest, and subject to deduction for any required withholding of taxes.

The foregoing description of the Merger Agreement and the Merger does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, a copy of which was attached as Exhibit 2.1 of the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 25, 2023, the terms of which are incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of Jeffrey Vacirca, MD, FACP, to the Company’s Board of Directors

As of the Effective Time and in accordance with the Merger Agreement, the Company’s Board of Directors (the “Board”) voted to increase the size of the Board from five directors to six directors and appointed Jeffrey Vacirca, MD, FACP to the Board. The Board has determined that Mr. Vacirca qualifies as an independent director under the corporate governance standards of The Nasdaq Stock Market and the applicable rules adopted by the U.S. Securities and Exchange Commission (the “SEC”).

The compensation of Mr. Vacirca for his service as a non-employee director will be consistent with that of the Company’s other non-employee directors, which is described in the Company’s definitive proxy statement filed on April 3, 2023 with the SEC.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The information included in the Introductory Note is incorporated herein by reference into this Item 5.07.

As of June 13, 2023, the record date for the Special Meeting, there were 56,512,962 shares of the Company’s common stock issued and outstanding. At the Special Meeting, a total of 32,883,168 shares of the Company’s common stock were present virtually or by proxy, representing 58.187% of the total number of shares outstanding and entitled to vote at the Special Meeting and a quorum for all matters before the stockholders as required by the Company’s Amended and Restated Bylaws, as amended.

The number of votes cast for and against, as well as abstention votes and broker non-votes, as applicable, with respect to each proposal presented at the Special Meeting was as follows:

Proposal No. 1 - Approval of the Share Issuance.

The stockholders approved the issuance of shares of the Company’s common stock to Spectrum stockholders in connection with the Merger (including such shares issued as payment under the non-tradeable contingent value rights) (the “Assertio share issuance proposal”) as follows:

FOR	AGAINST	ABSTAIN
28,898,637	3,912,936	71,595

Proposal No. 2 - Adjournment of the Assertio Special Meeting.

The stockholders approved the proposal to adjourn the Special Meeting to solicit additional proxies if there are insufficient votes to approve the Assertio share issuance proposal or to ensure that any supplement or amendment to the joint proxy statement/prospectus is timely provided to Assertio stockholders as follows:

FOR	AGAINST	ABSTAIN
28,787,617	4,008,573	86,978

However, because Proposal No. 1 to approve the Assertio share issuance proposal was approved, the adjournment of the Special Meeting was not necessary to continue to solicit additional proxies and, accordingly, the Special Meeting was not adjourned.

Item 7.01 Regulation FD Disclosure

On July 31, 2023, the Company issued a press release announcing the completion of the Merger, described above in Item 2.01, and the appointment of Jeffrey Vacirca, MD, FACP, described above in Item 5.02. A copy of the press release is furnished hereto as Exhibit 99.2. The information in this Item 7.01, including Exhibit 99.2 attached hereto, is furnished pursuant to Item 7.01 of this Current Report on Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 8.01 Other Events.

On July 27, 2023, the Company and Spectrum announced in a joint press release the voting results relating to the Special Meeting, and the special meeting of the stockholders of Spectrum approving the Merger and the transactions contemplated thereby. A copy of the joint press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

As permitted by Item 9.01(a)(3) of Form 8-K, the financial statements required by this Item will be filed by amendment to this Current Report on Form 8-K within 71 days following the date on which this Current Report on Form 8-K is required to be filed.

(b)	Pro Forma Financial Information

As permitted by Item 9.01(a)(3) of Form 8-K, the pro forma financial statements required by this Item will be filed by amendment to this Current Report on Form 8-K within 71 days following the date on which this Current Report on Form 8-K is required to be filed.

(d)	Exhibits

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated as of April 24, 2023, by and among Spectrum Pharmaceuticals, Inc., Assertio Holdings, Inc. and Spade Merger Sub 1, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Form 8-K filed on April 25, 2023).
99.1	Joint Press Release Announcing Meeting Results, dated July 27, 2023.
99.2	Press Release Announcing Transaction Close and Board Appointment, dated July 31, 2023.
104	Cover Page Interactive Data File (the Cover Page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 31, 2023	ASSERTIO HOLDINGS, INC.

	By:	/s/ Daniel A. Peisert
	Name:	Daniel A. Peisert
	Title:	President and Chief Executive Officer